UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville,	Indiana	47006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (812) 931-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2024, the Board of Directors of Hillenbrand, Inc. (the “Company”), on the recommendation of the Nominating/Corporate Governance Committee (the “NCG Committee”), elected Joseph T. Lower to the Company’s Board of Directors as an independent director, effective December 1, 2024. Mr. Lower will serve an initial term that will expire at the Company’s next annual meeting of shareholders in February 2025, when he will be up for election for another term. Prior to his election, the Board of Directors expanded its size from 10 to 11 directors. The resulting vacancy has been filled with Mr. Lower’s election.

Mr. Lower was also appointed as Vice Chairperson to the Board’s Audit Committee, and he will serve as a member of the NCG Committee and Mergers & Acquisitions Committee.

The Company’s press release announcing the appointment of Mr. Lower is attached as Exhibit 99.1 to this Current Report.

Mr. Lower will be entitled to receive compensation for his service on the Board consistent with the Company’s compensation program for non-employee directors, as described under the heading “Compensation of Directors” in the Company’s proxy statement for its 2024 annual meeting of shareholders, filed with the Securities and Exchange Commission on January 9, 2024.

There are no transactions and no proposed transactions between Mr. Lower (or any member of his immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Mr. Lower and any other person or entity pursuant to which Mr. Lower was appointed as a director of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are being furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated October 21, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2024                        HILLENBRAND, INC.

BY:    /s/ Nicholas R. Farrell
_____________________________________
Nicholas R. Farrell
Senior Vice President, General Counsel, and Secretary
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